Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Third Quarter 2009 Results

ROSEMEAD, Calif., Nov. 6, 2009 – Edison International (NYSE: EIX) today reported third quarter 2009 GAAP earnings of $1.23 per share, compared to $1.33 per share in the same quarter last year. Third quarter 2009 core earnings were $1.09 per share compared to $1.46 per share in the third quarter 2008. The decline is largely attributable to lower earnings at Edison Mission Group (EMG), partially offset by higher operating results at Southern California Edison (SCE). Core earnings exclude discontinued operations and other non-core items as discussed below.

“Edison International is on track to meet its financial objectives laid out for investors at the beginning of the year. Our strong focus on execution in managing our operations helped us to achieve a good quarter,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International.

Third Quarter Earnings Detail

SCE’s third quarter 2009 GAAP earnings were $1.06 per share compared to $0.72 per share in the third quarter 2008. Core earnings were $0.92 per share compared to $0.87 per share in the same quarter last year. This increase was primarily due to higher operating income associated with the utility’s 2009 General Rate Case (GRC) and lower nonoperating expenses, partially offset by higher income tax expense. SCE also recorded a non-core benefit in the third quarter 2009 of $0.14 per share to reflect the non-cash accounting benefit from the final regulatory approval to transfer its Mountainview power plant to utility rate base. SCE recorded a $0.15 per share non-core charge in the third quarter 2008 resulting from the California Public Utilities Commission (CPUC) performance-based ratemaking decision.

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International and GAAP earnings or losses per share refer to basic earnings or losses per common share attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance.

Edison International Reports Third Quarter 2009 Financial Results

EMG’s third quarter 2009 GAAP earnings were $0.19 per share compared to $0.66 per share in the third quarter 2008. Core earnings were $0.19 per share compared to $0.64 per share in the same quarter last year. Core earnings declined primarily from lower income at its coal- and gas-fired projects driven by lower energy prices and from lower trading income. Core results for the 2008 period included a $0.05 per share charge related to power contracts with Lehman Brothers and excluded $0.02 per share from discontinued operations.

Edison International parent company and other reported a third quarter 2009 loss of $0.02 per share compared to a $0.05 per share loss in the third quarter 2008.

Year-to-Date Earnings Summary

Edison International reported GAAP earnings of $1.94 per share for the nine-month period ending September 30, 2009, compared to $3.03 per share for the same period last year. Core earnings for the first nine months of 2009 were $2.66 per share compared to $3.18 per share for the same period in 2008. Non-core items included an $0.85 per share charge from the global tax settlement with the Internal Revenue Service and the associated termination of Edison Capital’s cross-border, leveraged leases, SCE’s third quarter non-core items discussed above and discontinued operations at EMG.

Year-to-Date Earnings Detail

SCE’s GAAP earnings through September 30, 2009 were $3.23 per share compared to $1.66 per share in the same period last year. Core earnings for the first nine months of 2009 were $2.17 per share compared to $1.81 per share for the same period in 2008. The increase in core earnings reflects higher operating income related to the GRC decision and lower nonoperating expenses, partially offset by higher income tax expense. SCE’s year-to-date core earnings exclude the impact of the global tax settlement, the impact from the transfer of the Mountainview power plant to utility rate base in 2009 and the CPUC’s performance-based ratemaking decision in 2008.

EMG’s GAAP loss through September 30, 2009 was $1.38 per share compared to GAAP earnings of $1.47 per share in the same period last year. Year-to-date core earnings for EMG were $0.55 per share compared to $1.47 per share in the same period last year. This decrease reflects lower income at its coal- and gas-fired projects driven by lower energy prices as well as lower trading income, lower earnings at Edison Capital and the favorable buy-out of a coal contract in 2008. EMG’s year-to-date core earnings exclude the impacts of the global tax settlement together with discontinued operations.

Edison International parent company and other reported GAAP earnings through September 30, 2009 of $0.09 per share, compared to a loss of $0.10 per share in the same period last year. GAAP earnings include a $0.15 per share benefit in the first half of 2009 related to the global tax settlement.

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Edison International Reports Third Quarter 2009 Financial Results

2009 Earnings Guidance

The company narrowed its 2009 earnings guidance range to $2.23 to $2.43 per share on a GAAP basis and $2.95 to $3.15 per share on a core basis. See the risk disclosure statement on page 4 and the presentation accompanying the company’s conference call for further information.

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance1

Core Earnings Per Share[1]			2009 Earnings Guidance as of August 7, 2009	2009 Earnings Guidance as of November 6, 2009
EIX core earnings			$2.90 - $3.20	$2.95 - $3.15
Non-core items:
Global tax settlement:		(0.85)
SCE	$0.92
EMG	(1.92)
EIX parent company and other	0.15
SCE – regulatory item		0.14
EMG – Discontinued Operations		(0.01)
Total Non-Core Items			(0.72)	(0.72)

EIX GAAP earnings			$2.18 - $2.48	$2.23 - $2.43

Midpoint of 2009 core guidance by business element:
SCE			$2.49	$2.55
EMG			0.70	0.60
EIX parent company and other			(0.14)	(0.10)

Total			$3.05	$3.05

[1]

See Use of Non-GAAP Financial Measures on page 4. GAAP earnings per share refer to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports Third Quarter 2009 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods.

Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings. Earnings per share (EPS) by principal operating subsidiary is based on the principal operating subsidiary net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to GAAP EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its third quarter 2009 financial results at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (888) 889-2168 and the number for international callers is (773) 681-5951. The ID is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Nov. 13, 2009 at the following numbers: (800) 283-6499 for callers in the United States and (402) 220-9734 for international callers. The replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings guidance, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Third Quarter 2009 Financial Results

Summary Financial Schedules

Third Quarter GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended September 30,		Change
	2009	2008
SCE	$1.06	$0.72	$0.34
EMG	0.19	0.64	(0.45)
EIX parent company and other	(0.02)	(0.05)	0.03

EIX earnings from continuing operations	1.23	1.31	(0.08)

EIX earnings from discontinued operations	—	0.02	(0.02)

EIX GAAP earnings[1]	$1.23	$1.33	$(0.10)

EIX diluted earnings	$1.22	$1.33	$(0.11)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarter ended September 30, 2009 and $(0.02) per share for the quarter ended September 30, 2008.

Third Quarter Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended September 30,		Change
	2009	2008
Core Earnings[1]
SCE	$0.92	$0.87	$0.05
EMG	0.19	0.64	(0.45)
EIX parent company and other	(0.02)	(0.05)	0.03

EIX core earnings	1.09	1.46	(0.37)

Non-core items
SCE – regulatory items	0.14	(0.15)	0.29
EMG – discontinued operations	—	0.02	(0.02)

Total non-core items	0.14	(0.13)	0.27

EIX GAAP earnings[1]	$1.23	$1.33	$(0.10)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarter ended September 30, 2009 and $(0.02) per share for the quarter ended September 30, 2008.

Edison International Reports Third Quarter 2009 Financial Results

Third Quarter GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended September 30,
	2009	2008	Change
SCE	$346	$235	$111
EMG	61	208	(147)
EIX parent company and other	(3)	(10)	7

EIX earnings from continuing operations	404	433	(29)
EIX earnings from discontinued operations	(1)	6	(7)

EIX GAAP earnings	$403	$439	$(36)

Third Quarter Reconciliation of Core Earnings to GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended September 30,
	2009	2008	Change
Core Earnings[1]
SCE	$300	$284	$16
EMG	61	208	(147)
EIX parent company and other	(3)	(10)	7

EIX core earnings	358	482	(124)

Non-core items
SCE – regulatory items	46	(49)	95
EMG – discontinued operations	(1)	6	(7)

Total non-core items	45	(43)	88

EIX GAAP earnings	$403	$439	$(36)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Third Quarter 2009 Financial Results

Year-to-Date GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year-to-Date September 30,
	2009	2008	Change
SCE	$3.23	$1.66	$1.57
EMG	(1.37)	1.47	(2.84)
EIX parent company and other	0.09	(0.10)	0.19

EIX earnings from continuing operations	1.95	3.03	(1.08)

EIX loss from discontinued operations	(0.01)	—	(0.01)

EIX GAAP earnings[1]	$1.94	$3.03	$(1.09)

EIX diluted earnings	$1.94	$3.02	$(1.08)

1	The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date period ended September 30, 2009 and $(0.04) per share for the year-to-date period ended September 30, 2008.

Year-to-Date Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)		Year-to-date September 30,
		2009	2008	Change
Core Earnings[1]
SCE		$2.17	$1.81	$0.36
EMG		0.55	1.47	(0.92)
EIX parent company and other		(0.06)	(0.10)	0.04

EIX core earnings		2.66	3.18	(0.52)

Non-core items
SCE – regulatory items		0.14	(0.15)	0.29
Global tax settlement		(0.85)	—	(0.85)
SCE	$ 0.92
EMG	(1.92)
EIX parent company and other	0.15
EMG – discontinued operations		(0.01)	—	(0.01)

Total non-core items		(0.72)	(0.15)	(0.57)

EIX GAAP earnings[1]		$1.94	$3.03	$(1.09)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date period ended September 30, 2009 and $(0.04) per share for year-to-date period ended September 30, 2008.

Edison International Reports Third Quarter 2009 Financial Results

Year-to-Date GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)		Year-to-Date September 30,
		2009	2008	Change
SCE		$1,053	$542	$511
EMG		(445)	479	(924)
EIX parent company and other		34	(22)	56

EIX earnings from continuing operations		642	999	(357)
EIX loss from discontinued operations		(5)	—	(5)

EIX GAAP earnings		$637	$999	$(362)

Year-to-Date Reconciliation of Core Earnings to GAAP Earnings
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)		Year-to-Date September 30,
		2009	2008	Change
Core Earnings[1]
SCE		$707	$591	$116
EMG		179	479	(300)
EIX parent company and other		(16)	(22)	6

EIX core earnings		870	1,048	(178)

Non-core items
SCE – regulatory items		46	(49)	95
Global tax settlement		(274)	—	(274)
SCE	$ 300
EMG	(624)
EIX parent company and other	50
EMG – discontinued operations		(5)	—	(5)

Total non-core items		(233)	(49)	(184)

EIX GAAP earnings		$637	$999	$(362)

1	See Use of Non-GAAP Financial Measures on page 4.

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Edison International Reports Third Quarter 2009 Financial Results

Edison International

Consolidated Statements of Income

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per-share amounts	2009	2008	2009	2008
	(Unaudited)
Electric utility	$3,065	$3,467	$7,526	$8,696
Competitive power generation	592	813	1,759	2,143
Financial services and other	7	14	25	45

Total operating revenue	3,664	4,294	9,310	10,884

Fuel	406	635	1,120	1,725
Purchased power	1,032	1,333	2,155	3,053
Other operation and maintenance	1,093	1,035	3,136	3,110
Depreciation, decommissioning and amortization	365	327	1,053	972
Lease terminations and other	—	(1)	888	(75)

Total operating expenses	2,896	3,329	8,352	8,785

Operating income	768	965	958	2,099
Interest and dividend income	2	9	29	44
Equity in income from partnerships and unconsolidated subsidiaries – net	35	31	34	40
Other nonoperating income	74	23	131	78
Interest expense – net of amounts capitalized	(187)	(176)	(556)	(511)
Other nonoperating deductions	(16)	(82)	(41)	(115)

Income from continuing operations before income taxes	676	770	555	1,635
Income tax expense (benefit)	232	277	(169)	521

Income from continuing operations	444	493	724	1,114
Income (loss) from discontinued operations – net of tax	(1)	6	(5)	—

Net income	443	499	719	1,114
Less: Net income attributable to noncontrolling interests	40	60	82	115

Net income attributable to Edison International common shareholders	$403	$439	$637	$999

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$404	$433	$642	$999
Income (loss) from discontinued operations, net of tax	(1)	6	(5)	—

Net income attributable to Edison International common shareholders	$403	$439	$637	$999

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings per common share attributable to Edison International common shareholders:
Continuing operations	$1.23	$1.31	$1.95	$3.03
Discontinued operations	—	0.02	(0.01)	—

Total	$1.23	$1.33	$1.94	$3.03

Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	328	328	329
Diluted earnings per common share attributable to Edison International common shareholders:
Continuing operations	$1.22	$1.31	$1.95	$3.02
Discontinued operations	—	0.02	(0.01)	—

Total	$1.22	$1.33	$1.94	$3.02

Dividends declared per common share	$0.310	$0.305	$0.930	$0.915

Edison International Reports Third Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions	September 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and equivalents	$2,411	$3,916
Short-term investments	5	7
Receivables, less allowances of $47 and $39 for uncollectible accounts at respective dates	1,158	1,006
Accrued unbilled revenue	583	328
Inventory	549	553
Derivative assets	403	327
Restricted cash	148	3
Margin and collateral deposits	222	105
Regulatory assets	57	605
Deferred income taxes – net	28	104
Other current assets	204	399

Total current assets	5,768	7,353

Nonutility property – less accumulated depreciation of $2,157 and $2,019 at respective dates	4,718	5,374
Nuclear decommissioning trusts	3,025	2,524
Investments in partnerships and unconsolidated subsidiaries	238	229
Investments in leveraged leases	164	2,467
Other investments	93	89

Total investments and other assets	8,238	10,683

Utility plant, at original cost:
Transmission and distribution	21,035	20,006
Generation	2,633	1,819
Accumulated depreciation	(5,757)	(5,570)
Construction work in progress	2,688	2,454
Nuclear fuel, at amortized cost	277	260

Total utility plant	20,876	18,969

Derivative assets	344	244
Restricted deposits	43	43
Rent payments in excess of levelized rent expense under plant operating leases	1,039	878
Regulatory assets	5,084	5,414
Other long-term assets	1,380	1,031

Total long-term assets	7,890	7,610

Total assets	$42,772	$44,615

Edison International Reports Third Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions, except share amounts	September 30, 2009	December 31, 2008
	(Unaudited)
LIABILITIES AND EQUITY
Short-term debt	$85	$2,143
Current portion of long-term debt	842	174
Accounts payable	966	1,031
Accrued taxes	271	590
Accrued interest	207	187
Customer deposits	241	228
Book overdrafts	260	224
Derivative liabilities	108	178
Regulatory liabilities	1,176	1,111
Other current liabilities	803	831

Total current liabilities	4,959	6,697

Long-term debt	10,448	10,950

Deferred income taxes – net	4,414	5,717
Deferred investment tax credits	198	109
Customer advances	123	137
Derivative liabilities	674	776
Pensions and benefits	3,000	2,860
Asset retirement obligations	3,179	3,042
Regulatory liabilities	2,848	2,481
Other deferred credits and other long-term liabilities	1,924	1,137

Total deferred credits and other liabilities	16,360	16,259

Total liabilities	31,767	33,906

Common stock, no par value (325,811,206 shares outstanding at each date)	2,294	2,272
Accumulated other comprehensive income	128	167
Retained earnings	7,401	7,078

Total Edison International’s common shareholders’ equity	9,823	9,517
Noncontrolling interests – other	275	285
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	11,005	10,709

Total liabilities and equity	$42,772	$44,615

Edison International Reports Third Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2009	2008
	(Unaudited)
Cash flows from operating activities:
Net income	$719	$1,114
Loss from discontinued operations	5	—

Income from continuing operations	724	1,114
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,053	972
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	133	42
Other amortization	95	80
Lease terminations and other	888	(75)
Stock-based compensation	17	25
Equity in income from partnerships and unconsolidated subsidiaries – net	(34)	(40)
Distributions and dividends from unconsolidated entities	5	9
Deferred income taxes and investment tax credits	(1,322)	69
Rent payments in excess of levelized rent expense	(161)	(162)
Income from leveraged leases	(13)	(39)
Long-term regulatory assets and liabilities – net	338	(28)
Long-term derivative assets and liabilities – net	(176)	29
Other assets	(136)	(71)
Other liabilities	835	(13)
Changes in working capital:
Margin and collateral deposits – net of collateral received	(99)	(70)
Receivables and accrued unbilled revenue	(409)	(378)
Inventory	4	(75)
Restricted cash	(148)	—
Other current assets	190	93
Book overdrafts	41	90
Accrued taxes	(318)	128
Current regulatory assets and liabilities – net	613	(97)
Current derivative assets and liabilities – net	(238)	(3)
Accounts payable and other current liabilities	235	35
Operating cash flows from discontinued operations	(5)	—

Net cash provided by operating activities	2,112	1,635

Cash flows from financing activities:
Long-term debt issued	939	2,132
Long-term debt issuance costs	(25)	(15)
Long-term debt repaid	(566)	(246)
Bonds repurchased	(219)	(212)
Preferred stock redeemed	—	(7)
Short-term debt financing – net	(2,058)	1,308
Cash contributions from noncontrolling interests	2	—
Stock-based compensation – net	4	(22)
Dividends and distributions to noncontrolling interests	(88)	(116)
Dividends paid	(303)	(298)

Net cash provided (used) by financing activities	$(2,314)	$2,524

Edison International Reports Third Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2009	2008
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(2,287)	$(1,959)
Purchase of interest in acquired companies	(7)	(11)
Proceeds from termination of leases	1,420	—
Proceeds from sale of property and interests in projects	1	113
Proceeds from nuclear decommissioning trust sales	1,814	2,279
Purchases of nuclear decommissioning trust investments and other	(1,977)	(2,329)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	10	35
Maturities and sales of short-term investments	3	80
Purchase of short-term investments	(1)	(22)
Customer advances for construction and other investments	(279)	(322)

Net cash used by investing activities	(1,303)	(2,136)

Net increase (decrease) in cash and equivalents	(1,505)	2,023
Cash and equivalents, beginning of period	3,916	1,441

Cash and equivalents, end of period	$2,411	$3,464